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Exhibit 99.1
Carlyle Reports Third Quarter 2026 Financial Results
Washington, D.C. and New York, NY – November 5, 2026 – The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the third quarter ended September 30, 2026. The full detailed presentation of
Carlyle’s third quarter 2026 results can be viewed at ir.carlyle.com.
U.S. GAAP results for Q3 2026 included loss before provision for income taxes of $77 million and a margin on loss before provision for income taxes of 23.0%.
Carlyle Chief Executive Officer Harvey M. Schwartz said, “Our third quarter results reflect the strength of Carlyle’s diversified global platform and the significant momentum we continue to build across the firm. We delivered one of our strongest quarters of Distributable Earnings per share on record, while distinguishing ourselves as an outlier in returning capital to our investors, approaching $100 billion in distributions since the beginning of 2024. With near-
record levels of Pending Fee-earning AUM and the early stages of a powerful fundraising super-cycle, we are exceptionally well positioned to accelerate growth in the years ahead.”
Dividend
The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on November 16, 2026, payable on November 23, 2026.
Conference Call
Carlyle will host a conference call at 8:30 a.m. EST on Thursday, November 5, 2026, to discuss its third quarter
2026 financial results. The conference call will be available via public webcast from the Events & Presentations section of ir.carlyle.com and a replay will also be available on our website soon after the call’s completion.
About Carlyle
Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit, and Carlyle AlpInvest. With $479 billion of assets under management as of September 30, 2026, Carlyle’s purpose is to connect people, ideas, and capital to fuel growth for companies and performance for investors. Carlyle employs more than 2,600 people in 28 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on X @OneCarlyle and
LinkedIn at The Carlyle Group.
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Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,”
“predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described in this press release and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the
U.S. Securities and Exchange Commission (“SEC”) on February 27, 2026, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our other periodic filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law.
This press release does not constitute an offer for any Carlyle fund.
Contacts:

Investor Relations	Media
Daniel Harris	Brittany Bensaull
Phone: +1 (212) 813-4527	Phone: +1 (212) 813-4839
daniel.harris@carlyle.com	brittany.bensaull@carlyle.com